UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 South Fourth Street, P. O. Box 1335, Richmond, Virginia	23218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code—(804) 788-6000

Former name or former address, if changed since last report – N/A

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Sworn Statement Certification of Principal Executive Officer

99.2 Sworn Statement Certification of Principal Financial Officer

99.3 § 906 Certification of Chief Executive Officer

99.4 § 906 Certification of Chief Financial Officer

Item 9.    Regulation FD Disclosure.

Although not required to do so, the registrant has elected to submit voluntarily sworn statements of its principal executive officer and principal financial officer in connection with Securities and Exchange Commission Order No. 4-460 that requires certain other named companies to file sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Accordingly, the registrant hereby voluntarily furnishes to the Securities and Exchange Commission (the “Commission”) sworn statements of Floyd D. Gottwald, Jr., the registrant’s principal executive officer, and Paul F. Rocheleau, the registrant’s principal financial officer, both in the form specified by the Commission. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002, accompanied by the certifications of Floyd D. Gottwald, Jr., the registrant’s chief executive officer, and Paul F. Rocheleau, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

ALBEMARLE CORPORATION

Date: August 14, 2002	By:	/s/ PAUL F. ROCHELEAU
Paul F. Rocheleau Vice President and Chief Financial Officer

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